UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 North 28th Way

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On August 17, 2018, Healthier Choices Management Corp. (the “Company”) issued a press release announcing it had entered into an Exclusive Distribution Agreement (the “Agreement”) with MJ Holdings Inc. (“MJNE”). The Agreement grants MJNE the right to exclusively sell and distribute the Company’s cannabis and CBD patented and patent pending quartz ‘Q-Cup’ technology (the “Q-cups”) in the Nevada territory.

Pursuant to the terms of the Agreement, MJNE agreed to purchased $2,000,000.00 in Q-Cups from the Company and MJNE has delivered the full purchase price in advance. The initial term of the Agreement is for one year with additional successive one-year renewals, subject to certain standard termination provisions. The Company has the option to terminate the Agreement on 30 days’ written notice if MJNE fails to purchase a sufficient minimum quantity of Q-cups from the Company. For each renewal term, MJNE’s minimum purchase obligation for the Q-cups is currently $6 million in required increments of at least $500,000 per month, subject to mutually agreed upon adjustments based upon the first year sales.

A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release of Healthier Choices Management Corp. dated August 17, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: August 17, 2018	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Healthier Choices Management Corp. dated August 17, 2018

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